                                                                         EX.99.2

[GRAPHIC OMITED]                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-1

--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1





               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER



                                JANUARY 10, 2006

--------------------------------------------------------------------------------

RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
[GRAPHIC OMITTED]                                           OWNIT, SERIES 2006-1

--------------------------------------------------------------------------------



                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------

RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

INVESTOR PROPERTY MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance              $ 12,788,818
Aggregate Original Principal Balance                 $ 12,793,355
Number of Mortgage Loans                                  53
                                           MINIMUM      MAXIMUM         AVERAGE (1)
Original Principal Balance                $ 71,400     $ 675,000         $ 241,384
Outstanding Principal Balance             $ 71,352     $ 674,511         $ 241,298
                                           MINIMUM      MAXIMUM    WEIGHTED AVERAGE (2)
Original Term (mos)                          360          360               360
Stated remaining Term (mos)                  355          359               358
Loan Age (mos)                                1            5                 2
Current Interest Rate                       5.500%       9.500%            7.582%
Initial Interest Rate Cap(4)                3.000%       3.000%            3.000%
Periodic Rate Cap(4)                        1.000%       1.000%            1.000%
Gross Margin(4)                             4.500%       8.500%            6.597%
Maximum Mortgage Rate(4)                   11.500%      15.500%           13.567%
Minimum Mortgage Rate(4)                    5.500%       9.500%            7.567%
Months to Roll(4)                            19           83                26
Original Loan-to-Value                      31.25%       90.00%            81.86%
Credit Score (3)                             579          821               694
                                          EARLIEST      LATEST
Maturity Date                            08/01/2035   12/01/2035

                     PERCENT OF                                              PERCENT OF
LIEN POSITION      MORTGAGE POOL                 YEAR OF ORIGINATION       MORTGAGE POOL

1st Lien                  100.00%                2005                             100.00%
2nd Lien                    0.00%
                                                 LOAN PURPOSE
OCCUPANCY                              Purchase  62.44%
Primary                     0.00%                Refinance - Rate/Term              1.50%
Second Home                 0.00%                Refinance - Cashout               36.06%
Investment                100.00%
                                                 PROPERTY TYPE
LOAN TYPE                         Single Family  69.51%
Fixed Rate                  3.65%                2-4 Family                        21.73%
ARM                        96.35%                Planned Unit Development           8.75%

AMORTIZATION TYPE
Fully Amortizing           33.71%
Interest Only              65.20%
Balloon                     1.09%

(1)    Sum of Principal Balance divided by total number of loans.

(2)    Weighted by Outstanding Principal Balance.

(3)    Minimum and Weighting only for loans with scores.

(4)    ARM Loans only

MORTGAGE RATES

                   NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------

5.001% to 5.500%         1     $268,000        2.10%    5.500%      652     $268,000     80.00%  100.00%  100.00%
5.501% to 6.000%         1      230,505        1.80     5.990       758      230,505     80.00   100.00     0.00
6.001% to 6.500%         3      811,982        6.35     6.391       748      270,661     81.90   100.00   100.00
6.501% to 7.000%        11    2,277,566       17.81     6.920       697      207,051     78.70    83.32    79.71
7.001% to 7.500%         9    2,095,414       16.38     7.419       709      232,824     84.27    87.00    81.72
7.501% to 8.000%        14    4,103,308       32.09     7.737       670      293,093     80.92    77.26    40.92
8.001% to 8.500%         6    1,688,800       13.21     8.309       688      281,467     84.59    61.25    71.90
8.501% to 9.000%         4      841,837        6.58     8.875       716      210,459     87.51    87.53    87.53
9.001% to 9.500%         4      471,405        3.69     9.263       694      117,851     76.71     0.00    21.21
----------------------------------------------------------------------------------------------------------------
TOTAL:                  53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.582% per annum.


REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------

349 to 360                      53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
========================================================================================================================

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 355 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------------

$50,001 to $100,000                3     $249,510        1.95%    8.951%      657      $83,170     63.46%   28.60%   40.08%
$100,001 to $150,000               6      732,507        5.73     7.791       763      122,084     80.07    56.89    51.58
$150,001 to $200,000              15    2,648,278       20.71     7.389       691      176,552     79.23    72.77    59.03
$200,001 to $250,000               7    1,578,999       12.35     7.793       689      225,571     83.58    85.92    72.00
$250,001 to $300,000              13    3,508,011       27.43     7.423       681      269,847     86.21    83.85    76.82
$300,001 to $350,000               2      607,307        4.75     8.376       681      303,654     90.00   100.00    50.24
$350,001 to $400,000               3    1,134,000        8.87     7.164       727      378,000     82.78    66.49   100.00
$400,001 to $450,000               1      432,000        3.38     8.125       739      432,000     80.00     0.00   100.00
$550,001 to $600,000               1      594,150        4.65     7.490       743      594,150     85.00   100.00   100.00
$600,001 to $650,000               1      629,544        4.92     7.625       646      629,544     70.00   100.00     0.00
$650,001 to $700,000               1      674,511        5.27     7.625       646      674,511     75.00   100.00     0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
==========================================================================================================================

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $71,352 to approximately $674,511 and the average outstanding principal balance of the Mortgage Loans was approximately $241,298.

PRODUCT TYPES

                                  NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------------

Fixed - 30 Year                         2     $466,298        3.65%    7.910%      682     $233,149     82.88%  100.00%   54.62%
ARM - 2 Year/6 Month                   40    9,924,638       77.60     7.606       687      248,116     82.76    78.76    63.40
ARM - 3 Year/6 Month                    8    1,655,154       12.94     7.176       710      206,894     77.90    93.66    82.09
ARM - 5 Year/6 Month                    2      602,757        4.71     8.019       729      301,378     82.83     0.00    71.67
ARM - 7 Year/1 Year (45 Year Am         1      139,971        1.09     7.750       821      139,971     57.85   100.00     0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
===============================================================================================================================

AMORTIZATION TYPE

                          NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE          LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------

Fully Amortizing               18   $4,310,806       33.71%    7.714%      676     $239,489     78.92%   69.80%    0.00%
Balloon                         1      139,971        1.09     7.750       821      139,971     57.85   100.00     0.00
60 Month Interest-Only         33    8,083,341       63.21     7.488       701      244,950     83.59    81.26   100.00
120 Month Interest-Only         1      254,700        1.99     8.250       688      254,700     90.00   100.00   100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                         53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
=======================================================================================================================

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------

ARM                    51  $12,322,520       96.35%    7.570%      694     $241,618     81.82%   77.15%   65.60%
Fixed Rate              2      466,298        3.65     7.910       682      233,149     82.88   100.00    54.62
---------------------------------------------------------------------------------------------------------------
TOTAL:                 53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
===============================================================================================================


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

               NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                 OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------

Arizona              3     $674,450        5.27%    7.807%      703     $224,817     90.00%  100.00%  100.00%
California          26    7,447,927       58.24     7.441       700      286,459     79.80    72.23    67.77
Colorado             3      599,967        4.69     7.993       670      199,989     78.70   100.00    76.67
Florida              6    1,150,462        9.00     7.748       684      191,744     84.86    74.51    52.36
Georgia              1      264,150        2.07     7.875       665      264,150     90.00   100.00   100.00
Idaho                1      270,753        2.12     6.990       640      270,753     80.00   100.00     0.00
Illinois             1      266,000        2.08     7.625       661      266,000     80.00   100.00   100.00
Michigan             2      149,510        1.17     8.583       696       74,755     85.00    47.72     0.00
Missouri             1      104,941        0.82     8.875       737      104,941     70.00     0.00     0.00
Nebraska             1      101,100        0.79     7.500       774      101,100     89.99     0.00   100.00
Nevada               2      497,100        3.89     7.502       697      248,550     88.17   100.00   100.00
Oregon               4      900,057        7.04     8.179       669      225,014     87.13    81.03    28.30
Washington           2      362,400        2.83     6.929       720      181,200     79.92   100.00    47.17
------------------------------------------------------------------------------------------------------------
TOTAL:              53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
============================================================================================================

(1) No more than approximately 10.20% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------

30.01% to 40.00%             1     $100,000        0.78%    9.500%      598     $100,000     31.25%    0.00%  100.00%
40.01% to 50.00%             1      154,663        1.21     6.625       649      154,663     45.59   100.00   100.00
50.01% to 60.00%             1      139,971        1.09     7.750       821      139,971     57.85   100.00     0.00
60.01% to 70.00%             4    1,059,851        8.29     7.561       672      264,963     70.00    73.93    14.53
70.01% to 75.00%             6    1,611,549       12.60     7.501       665      268,592     74.42    87.86    10.30
75.01% to 80.00%            12    3,274,658       25.61     7.114       701      272,888     79.64    68.41    84.69
80.01% to 85.00%             5    1,125,476        8.80     7.582       708      225,095     84.96    93.06    64.08
85.01% to 90.00%            23    5,322,649       41.62     7.887       698      231,420     89.83    78.74    80.20
--------------------------------------------------------------------------------------------------------------------
TOTAL:                      53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
====================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 31.25% to 90.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

LOAN PURPOSE

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------

Purchase                   34   $7,985,397       62.44%    7.613%      698     $234,865     86.59%   82.70%   74.21%
Equity Refinance           18    4,611,971       36.06     7.559       683      256,221     74.14    68.89    52.30
Rate/Term Refinance         1      191,450        1.50     6.875       740      191,450     70.91   100.00     0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
===================================================================================================================

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------

Single Family                   40   $8,889,784       69.51%    7.649%      693     $222,245     83.29%   79.12%   69.56%
2-4 Family                       8    2,779,583       21.73     7.484       686      347,448     75.45    65.48    37.24
Planned Unit Development         5    1,119,450        8.75     7.298       720      223,890     86.44   100.00   100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
========================================================================================================================

DOCUMENTATION

                                   NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------------------

Full Documentation - Bank Statem        17   $5,279,759       41.28%    7.759%      687     $310,574     83.27%  100.00%   56.82%
Full Documentation                      22    4,692,881       36.70      7.11       695      213,313     80.81   100.00    81.48
Stated Income                            9    1,597,728       12.49      8.44       711      177,525     76.69     0.00    47.22
Limited Income Verification              5    1,218,449        9.53      7.52       694      243,690     86.62     0.00    62.38
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
================================================================================================================================


OCCUPANCY

             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------

Investment        53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
----------------------------------------------------------------------------------------------------------
TOTAL:            53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
==========================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.



MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------

1                         28   $6,351,416       49.66%    7.954%      689     $226,836     79.04%   73.25%   45.03%
2                         18    4,672,497       36.54     7.459       696      259,583     84.91    76.09    84.40
3                          6    1,496,905       11.70     6.761       712      249,484     84.68   100.00    84.60
5                          1      268,000        2.10     5.500       652      268,000     80.00   100.00   100.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                    53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
==================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.


ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------

None                        9   $2,506,553       19.60%    8.083%      696     $278,506     87.09%   88.53%   65.67%
12 Months                   6    1,354,947       10.59     8.145       666      225,824     87.64    57.77    78.36
24 Months                  22    5,912,030       46.23     7.406       683      268,729     80.29    83.10    63.51
36 Months                  16    3,015,288       23.58     7.259       725      188,456     78.00    68.25    62.21
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
===================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------

576 to 600            2     $272,393        2.13%    8.788%      586     $136,196     58.94%   63.29%   36.71%
601 to 625            3      638,815        5.00     7.397       617      212,938     81.99   100.00    60.11
626 to 650            8    2,594,568       20.29     7.542       643      324,321     76.02   100.00    39.30
651 to 675            8    1,982,863       15.50     7.528       663      247,858     84.15    76.06    79.46
676 to 700            7    1,696,008       13.26     7.831       690      242,287     86.03    42.92    60.62
701 to 725            6    1,293,211       10.11     7.656       706      215,535     89.72    72.61    67.09
726 to 750           10    2,582,423       20.19     7.750       740      258,242     82.98    79.21    88.52
751 to 775            6    1,015,466        7.94     7.115       758      169,244     81.33    62.36    49.62
776 to 800            2      573,100        4.48     6.715       786      286,550     82.89   100.00   100.00
801 to 825            1      139,971        1.09     7.750       821      139,971     57.85   100.00     0.00
-------------------------------------------------------------------------------------------------------------
TOTAL:               53  $12,788,818      100.00%    7.582%      694     $241,298     81.86%   77.98%   65.20%
=============================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 579 to 821 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 694.


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------

4.001% to 4.500%         1     $268,000        2.17%    5.500%      652     $268,000     80.00%  100.00%  100.00%
5.001% to 5.500%         2      396,487        3.22     6.151       753      198,243     77.88   100.00    41.86
5.501% to 6.000%        11    2,503,816       20.32     6.773       703      227,620     78.09    84.82    81.54
6.001% to 6.500%        11    3,064,978       24.87     7.413       701      278,634     83.00    91.11    72.40
6.501% to 7.000%        13    3,341,897       27.12     7.756       674      257,069     82.67    72.08    47.65
7.001% to 7.500%         5    1,434,100       11.64     8.319       688      286,820     83.63    54.37    66.91
7.501% to 8.000%         4      841,837        6.83     8.875       716      210,459     87.51    87.53    87.53
8.001% to 8.500%         4      471,405        3.83     9.263       694      117,851     76.71     0.00    21.21
----------------------------------------------------------------------------------------------------------------
TOTAL:                  51  $12,322,520      100.00%    7.570%      694     $241,618     81.82%   77.15%   65.60%
================================================================================================================

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.597% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------

11.001% to 11.500%         1     $268,000        2.17%    5.500%      652     $268,000     80.00%  100.00%  100.00%
11.501% to 12.000%         1      230,505        1.87     5.990       758      230,505     80.00   100.00     0.00
12.001% to 12.500%         3      811,982        6.59     6.391       748      270,661     81.90   100.00   100.00
12.501% to 13.000%        11    2,277,566       18.48     6.920       697      207,051     78.70    83.32    79.71
13.001% to 13.500%         9    2,149,816       17.45     7.437       706      238,868     84.73    87.33    92.03
13.501% to 14.000%        13    3,837,308       31.14     7.745       670      295,178     80.98    75.69    36.83
14.001% to 14.500%         5    1,434,100       11.64     8.319       688      286,820     83.63    54.37    66.91
14.501% to 15.000%         4      841,837        6.83     8.875       716      210,459     87.51    87.53    87.53
15.001% to 15.500%         4      471,405        3.83     9.263       694      117,851     76.71     0.00    21.21
------------------------------------------------------------------------------------------------------------------
TOTAL:                    51  $12,322,520      100.00%    7.570%      694     $241,618     81.82%   77.15%   65.60%
==================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.567% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
NEXT RATE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------

August 2007             1     $268,000        2.17%    5.500%      652     $268,000     80.00%  100.00%  100.00%
October 2007            4      993,905        8.07     6.861       685      248,476     86.76   100.00    76.81
November 2007          13    3,657,277       29.68     7.418       701      281,329     85.37    74.12    84.73
December 2007          22    5,005,456       40.62     8.004       680      227,521     80.20    76.79    43.20
October 2008            2      503,000        4.08     6.563       766      251,500     80.55   100.00   100.00
November 2008           3      589,763        4.79     7.291       670      196,588     78.35   100.00   100.00
December 2008           3      562,391        4.56     7.603       702      187,464     75.04    81.34    47.30
November 2010           1      170,757        1.39     7.750       702      170,757     90.00     0.00     0.00
December 2010           1      432,000        3.51     8.125       739      432,000     80.00     0.00   100.00
December 2012           1      139,971        1.14     7.750       821      139,971     57.85   100.00     0.00
---------------------------------------------------------------------------------------------------------------
Total:                 51  $12,322,520      100.00%    7.570%      694     $241,618     81.82%   77.15%   65.60%
===============================================================================================================


SECOND HOME MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance  $3,346,442
Aggregate Original Principal Balance     $3,349,530
Number of Mortgage Loans                     13

                               MINIMUM   MAXIMUM  AVERAGE (1)
-------------------------------------------------------------
Original Principal Balance     $53,250  $748,500    $257,656
Outstanding Principal Balance  $52,792  $746,358    $257,419


                              MINIMUM  MAXIMUM  WEIGHTED AVERAGE (2)
--------------------------------------------------------------------
Original Term (mos)             360      360             360
Stated remaining Term (mos)     355      359             358
Loan Age (mos)                   1        5               2
Current Interest Rate          5.500%   8.250%          6.729%
Initial Interest Rate Cap(4)   3.000%   3.000%          3.000%
Periodic Rate Cap(4)           1.000%   1.000%          1.000%
Gross Margin(4)                4.500%   7.250%          5.765%
Maximum Mortgage Rate(4)       11.500%  14.250%        12.729%
Minimum Mortgage Rate(4)       5.500%   8.250%          6.729%
Months to Roll(4)                21       59             30
Original Loan-to-Value         50.16%   95.00%          78.14%
Credit Score (3)                610      765             680


                EARLIEST     LATEST
------------------------------------------
Maturity Date  08/01/2035  12/01/2035


                     PERCENT OF                                   PERCENT OF
LIEN POSITION      MORTGAGE POOL       YEAR OF ORIGINATION       MORTGAGE POOL
1st Lien                  100.00%      2005                             100.00%
2nd Lien                    2.26%
                                       LOAN PURPOSE
OCCUPANCY                              Purchase                          68.38%
Primary                     0.00%      Refinance -- Rate/Term             9.58%
Second Home               100.00%      Refinance -- Cashout              22.03%
Investment                  0.00%
                                       PROPERTY TYPE
LOAN TYPE                              Single Family                     72.23%
Fixed Rate                  0.00%      Planned Unit Development          22.09%
ARM                       100.00%      Condominium                        5.68%
                                       Two- to Four-Family                4.53%
AMORTIZATION TYPE
Fully Amortizing           40.51%
Interest Only              59.49%
Balloon                     0.00%

(1)    Sum of Principal Balance divided by total number of loans.

(2)    Weighted by Outstanding Principal Balance.

(3)    Minimum and Weighting only for loans with scores.

(4)    ARM Loans only

MORTGAGE RATES

                   NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------
5.001% to 5.500%         1      $52,792        1.58%    5.500%      759      $52,792     75.00%  100.00%    0.00%
5.501% to 6.000%         2      462,900       13.83     5.993       654      231,450     72.82   100.00   100.00
6.001% to 6.500%         2      988,008       29.52     6.281       687      494,004     78.67   100.00    24.46
6.501% to 7.000%         3      712,137       21.28     6.941       694      237,379     65.44    66.90    21.86
7.001% to 7.500%         4      999,125       29.86     7.228       673      249,781     89.05    72.54   100.00
8.001% to 8.500%         1      131,480        3.93     8.250       669      131,480     80.00     0.00   100.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                  13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%  80..83%   59.49%
================================================================================================================


approximately 6.729% per annum.


REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------
349 to 360                      13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
========================================================================================================================

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 355 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                1      $52,792        1.58%    5.500%      759      $52,792     75.00%  100.00%   0.00%
$100,001 to $150,000               2      261,880        7.83     7.130       680      130,940     80.00    49.79   100.00
$150,001 to $200,000               3      515,950       15.42     7.084       680      171,983     93.48   100.00   100.00
$200,001 to $250,000               2      477,357       14.26     6.683       684      238,678     80.12    50.62    50.62
$250,001 to $300,000               1      274,400        8.20     7.500       647      274,400     80.00     0.00   100.00
$300,001 to $350,000               2      653,230       19.52     6.425       678      326,615     60.26   100.00    50.90
$350,001 to $400,000               1      364,475       10.89     7.125       674      364,475     90.00   100.00   100.00
$700,001 to $750,000               1      746,358       22.30     6.250       689      746,358     75.00   100.00     0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
==========================================================================================================================

Mortgage Loans was approximately $257,419.

PRODUCT TYPES

                       NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                      MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month         9   $2,451,044       73.24%    6.744%      687     $272,338     79.88%   94.64%   56.46%
ARM - 3 Year/6 Month         1      235,707        7.04     6.999       686      235,707     70.00     0.00     0.00
ARM - 5 Year/6 Month         3      659,691       19.71     6.579       652      219,897     74.56    58.40    92.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                      13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
====================================================================================================================

AMORTIZATION TYPE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE         LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------------
Fully Amortizing               4   $1,355,587       40.51%    6.499%      698     $338,897     68.25%   82.61%    0.00%
60 Month Interest-Only         9    1,990,855       59.49     6.886       668      221,206     84.87    79.61   100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL:                        13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
======================================================================================================================

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------
ARM                    13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
---------------------------------------------------------------------------------------------------------------
TOTAL:                 13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
===============================================================================================================


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTIONS    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------
Arizona               4     $700,322       20.93%    7.102%      672     $175,080     83.07%   42.04%   92.46%
California            5    1,954,263       58.40     6.557       690      390,853     74.81   100.00    45.40
Idaho                 1      130,400        3.90     6.000       692      130,400     80.00   100.00   100.00
Nevada                1      235,707        7.04     6.999       686      235,707     70.00     0.00     0.00
Oregon                1      170,050        5.08     7.125       610      170,050     95.00   100.00   100.00
Utah                  1      155,700        4.65     6.990       654      155,700     90.00   100.00   100.00
-------------------------------------------------------------------------------------------------------------
TOTAL:               13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
=============================================================================================================

(1) No more than approximately 22.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL              MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%             1     $320,730        9.58%    6.875%      719     $320,730     50.16%  100.00%    0.00%
60.01% to 70.00%             2      568,206       16.98     6.409       658      284,103     70.00    58.52    58.52
70.01% to 75.00%             2      799,150       23.88     6.200       694      399,575     75.00   100.00     0.00
75.01% to 80.00%             3      536,280       16.03     7.319       663      178,760     80.00    24.32   100.00
85.01% to 90.00%             3      761,825       22.77     6.860       672      253,942     90.00   100.00   100.00
90.01% to 95.00%             2      360,250       10.77     7.125       692      180,125     94.98   100.00   100.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                      13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
====================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 50.16% to 95.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.


LOAN PURPOSE

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
Purchase                    9   $2,288,411       68.38%    6.765%      684     $254,268     82.91%   83.95%   54.78%
Equity Refinance            3      737,300       22.03     6.554       651      245,767     75.49    62.78   100.00
Rate/Term Refinance         1      320,730        9.58     6.875       719      320,730     50.16   100.00     0.00
-------------------------------------------------------------------------------------------------------------------
Total:                     13   $3,346,442      100.00%    6.729%      680     $257,419     78.14%   80.83%   59.49%
===================================================================================================================


PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------
Single Family                    8  $ 2,417,005       72.23%    6.664%      673  $   302,126     76.22%   88.65%   53.67%
Planned Unit Development         4      739,237       22.09     6.841       683      184,809     80.08    50.33    68.11
Condominium                      1      190,200        5.68     7.125       765      190,200     94.97   100.00   100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
========================================================================================================================

DOCUMENTATION

                                    NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation -- Bank Statement      6  $ 1,828,783       54.65%    6.577%      690  $   304,797     83.68%  100.00%   59.19%
Full Documentation                        4      876,072       26.18      6.51       670      219,018     67.89   100.00    57.36
Stated Income                             2      367,187       10.97      7.45       680      183,593     73.58     0.00    35.81
Limited Income Verification                1      274,400        8.20      7.50       647      274,400     80.00     0.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
=================================================================================================================================

OCCUPANCY

              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------
Second Home        13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
-----------------------------------------------------------------------------------------------------------
TOTAL:             13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
===========================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------
1                          4  $ 1,021,037       30.51%    7.118%      701  $   255,259     71.11%   50.04%   45.50%
2                          3      619,680       18.52     6.721       649      206,560     77.15    78.78   100.00
3                          5    1,652,933       49.39     6.532       677      330,587     82.95   100.00    54.85
5                          1       52,792        1.58     5.500       759       52,792     75.00   100.00     0.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                    13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
==================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.


ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
12 Months                   5  $ 1,629,339       48.69%    6.474%      703  $   325,868     75.07%  100.00%   34.51%
24 Months                   5    1,096,105       32.75     7.335       654      219,221     87.07    62.97   100.00
36 Months                   3      620,998       18.56     6.331       667      206,999     70.43    62.04    53.54
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
===================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 20 months.


CREDIT SCORES

                NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------
601 to 625            1  $   170,050        5.08%    7.125%      610  $   170,050     95.00%  100.00%  100.00%
626 to 650            2      606,900       18.14     6.673       643      303,450     74.52    54.79   100.00
651 to 675            3      651,655       19.47     7.320       668      217,218     87.98    79.82   100.00
676 to 700            4    1,354,115       40.46     6.379       688      338,529     77.29    82.59    27.48
701 to 725            1      320,730        9.58     6.875       719      320,730     50.16   100.00     0.00
751 to 775            2      242,992        7.26     6.772       764      121,496     90.63   100.00    78.27
-------------------------------------------------------------------------------------------------------------
TOTAL:               13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
=============================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 610 to 765 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 680.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------
4.001% to 4.500%         1  $    52,792        1.58%    5.500%      759  $    52,792     75.00%  100.00%    0.00%
4.501% to 5.000%         2      462,900       13.83     5.993       654      231,450     72.82   100.00   100.00
5.001% to 5.500%         1      746,358       22.30     6.250       689      746,358     75.00   100.00     0.00
5.501% to 6.000%         4      953,787       28.50     6.798       691      238,447     71.66    75.29    41.66
6.001% to 6.500%         4      999,125       29.86     7.228       673      249,781     89.05    72.54   100.00
7.001% to 7.500%         1      131,480        3.93     8.250       669      131,480     80.00     0.00   100.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                  13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
================================================================================================================

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.765% per annum.


MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------

11.001% to 11.500%         1  $    52,792        1.58%    5.500%      759  $    52,792     75.00%  100.00%    0.00%
11.501% to 12.000%         2      462,900       13.83     5.993       654      231,450     72.82   100.00   100.00
12.001% to 12.500%         2      988,008       29.52     6.281       687      494,004     78.67   100.00    24.26
12.501% to 13.000%         3      712,137       21.28     6.941       694      237,379     65.44    66.90    21.86
13.001% to 13.500%         4      999,125       29.86     7.228       673      249,781     89.05    72.54   100.00
14.001% to 14.500%         1      131,480        3.93     8.250       669      131,480     80.00     0.00   100.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                    13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
==================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 14.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.729% per annum.


NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
NEXT RATE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------
October 2007            5  $ 1,652,933       49.39%    6.532%      677  $   330,587     82.95%  100.00%   54.85%
November 2007           2      287,180        8.58     7.567       661      143,590     85.42    54.22   100.00
December 2007           2      510,930       15.27     6.968       736      255,465     66.84   100.00    37.23
December 2008           1      235,707        7.04     6.999       686      235,707     70.00     0.00     0.00
August 2010             1       52,792        1.58     5.500       759       52,792     75.00   100.00     0.00
November 2010           1      332,500        9.94     5.990       639      332,500     70.00   100.00   100.00
December 2010           1      274,400        8.20     7.500       647      274,400     80.00     0.00   100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                 13  $ 3,346,442      100.00%    6.729%      680  $   257,419     78.14%   80.83%   59.49%
===============================================================================================================

STATED INCOME MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance              $111,860,368
Aggregate Original Principal Balance                 $111,896,786
Number of Mortgage Loans                                  445
                                           MINIMUM      MAXIMUM    AVERAGE (1)
Original Principal Balance                 $29,400     $600,000      $251,453
Outstanding Principal Balance              $29,369     $600,000      $251,372
                                                                    WEIGHTED
                                           MINIMUM      MAXIMUM    AVERAGE (2)
Original Term (mos)                          180          360          359
Stated remaining Term (mos)                  178          359          358
Loan Age (mos)                                1            6            2
Current Interest Rate                       5.500%      11.500%       7.082%
Initial Interest Rate Cap(4)                3.000%       3.000%       3.000%
Periodic Rate Cap(4)                        1.000%       1.000%       1.000%
Gross Margin(4)                             4.500%       9.750%       6.132%
Maximum Mortgage Rate(4)                   11.500%      16.750%      13.010%
Minimum Mortgage Rate(4)                    5.500%      10.750%       7.005%
Months to Roll(4)                            19           83             25
Original Loan-to-Value                      18.00%      100.00%       78.23%
Credit Score (3)                             525          810           703
                                          EARLIEST      LATEST
Maturity Date                            11/01/2020   12/01/2035

                     PERCENT OF                               PERCENT OF
LIEN POSITION      MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL


1st Lien                   97.74% 2005                             100.00%
2nd Lien                    2.26%
                                  LOAN PURPOSE
OCCUPANCY                         Purchase                          85.59%
Primary                    98.24% Refinance -- Rate/Term             0.55%
Second Home                 0.33% Refinance -- Cashout              13.86%
Investment                  1.43%
                                  PROPERTY TYPE
LOAN TYPE                         Single Family                     74.26%
Fixed Rate                  4.74% Planned Unit Development          14.49%
ARM                        95.26% Condominium                        6.72%
                                  Two- to Four-Family                4.53%
AMORTIZATION TYPE
Fully Amortizing           22.93%
Interest Only              72.04%
Balloon                     5.03%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------

5.001% to 5.500%                 1      $250,000        0.22%    5.500%      735     $250,000     80.00%    0.00%  100.00%
5.501% to 6.000%                14     3,829,091        3.42     5.930       719      273,507     79.06     0.00    64.10
6.001% to 6.500%                80    24,436,646       21.85     6.394       726      305,458     77.99     0.00    82.58
6.501% to 7.000%               151    42,700,834       38.17     6.831       712      282,787     78.15     0.00    80.20
7.001% to 7.500%                61    16,694,810       14.92     7.299       697      273,685     77.37     0.00    78.32
7.501% to 8.000%                57    14,398,149       12.87     7.792       665      252,599     75.97     0.00    54.64
8.001% to 8.500%                20     3,977,745        3.56     8.324       664      198,887     78.02     0.00    56.22
8.501% to 9.000%                14     1,597,891        1.43     8.949       651      114,135     82.40     0.00    11.18
9.001% to 9.500%                21     2,173,530        1.94     9.289       676      103,501     83.50     0.00     4.60
9.501% to 10.000%               11       891,822        0.80     9.888       672       81,075     95.61     0.00     0.00
10.001% to 10.500%               7       431,343        0.39    10.340       679       61,620    100.00     0.00     0.00
10.501% to 11.000%               7       432,936        0.39    10.821       676       61,848    100.00     0.00     0.00
11.001% to 11.500%               1        45,571        0.04    11.500       649       45,571    100.00     0.00     0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=========================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.082% per annum.


REMAINING MONTHS TO STATED MATURITY

                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
REMAINING TERMS   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)           LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------

169 to 180              10      $533,636        0.48%    9.751%      704      $53,364     99.37%    0.00%    0.00%
229 to 240               1        35,881        0.03     8.875       717       35,881     90.00     0.00     0.00
349 to 360             434   111,290,851       99.49     7.068       703      256,431     78.13     0.00    72.41
-----------------------------------------------------------------------------------------------------------------
TOTAL:                 445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=================================================================================================================

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL        NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
BALANCES                   LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------

$50,000 or less                 20      $775,330        0.69%    9.861%      700      $38,766     98.65%    0.00%    0.00%
$50,001 to $100,000             35     2,626,098        2.35     8.614       698       75,031     83.28     0.00    10.43
$100,001 to $150,000            59     7,512,155        6.72     7.350       696      127,325     76.98     0.00    24.29
$150,001 to $200,000            56     9,642,881        8.62     7.384       692      172,194     78.98     0.00    56.85
$200,001 to $250,000            78    17,770,135       15.89     7.136       699      227,822     78.11     0.00    58.31
$250,001 to $300,000            43    11,795,518       10.54     7.146       685      274,314     76.70     0.00    65.88
$300,001 to $350,000            46    14,986,159       13.40     6.911       700      325,786     78.05     0.00    82.62
$350,001 to $400,000            36    13,458,476       12.03     6.730       714      373,847     78.87     0.00    91.70
$400,001 to $450,000            37    15,799,475       14.12     7.002       706      427,013     77.41     0.00    83.90
$450,001 to $500,000            24    11,378,382       10.17     6.736       713      474,099     77.53     0.00   100.00
$500,001 to $550,000             5     2,624,250        2.35     6.926       737      524,850     79.00     0.00   100.00
$550,001 to $600,000             6     3,491,509        3.12     7.103       729      581,918     80.00     0.00    82.85
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=========================================================================================================================

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,369 to approximately $600,000 and the average outstanding principal balance of the Mortgage Loans was approximately $251,372.


PRODUCT TYPES

                                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                        LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------------------

Fixed -- 20 Year                           1       $35,881        0.03%    8.875%      717      $35,881     90.00%    0.00%    0.00%
Fixed -- 30 Year                          44     4,263,444        3.81     8.614       694       96,896     82.31     0.00    12.51
Balloon -- 15/30                          10       533,636        0.48     9.751       704       53,364     99.37     0.00     0.00
Balloon -- 30/40                           1       326,117        0.29     6.750       697      326,117     75.00     0.00     0.00
Balloon -- 30/45                           1       144,776        0.13     8.375       664      144,776     80.00     0.00     0.00
ARM -- 2 Year/6 Month                    326    91,463,213       81.77     6.977       703      280,562     78.03     0.00    79.52
ARM -- 3 Year/6 Month                     30     7,354,837        6.58     7.012       708      245,161     77.04     0.00    68.92
ARM -- 5 Year/6 Month                     15     3,114,658        2.78     6.915       743      207,644     77.83     0.00    72.37
ARM -- 3 Year/1 Year (40 year Amo         10     2,872,185        2.57     7.412       690      287,218     77.37     0.00     0.00
ARM -- 3 Year/1 Year (45 year Amo          5     1,199,770        1.07     7.996       682      239,954     81.81     0.00     0.00
ARM -- 5 Year/1 Year (40 year Amo          1       243,889        0.22     6.375       725      243,889     80.00     0.00     0.00
ARM -- 7 Year/1 Year (45 year Amo          1       307,962        0.28     9.250       563      307,962     70.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
===================================================================================================================================


AMORTIZATION TYPE

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------

Fully Amortizing               159   $25,644,361       22.93%    7.490%      690     $161,285     78.39%    0.00%    0.00%
Balloon                         29     5,628,335        5.03     7.800       684      194,081     80.04     0.00     0.00
6 Month Interest-Only            1       438,000        0.39     7.250       687      438,000     75.00     0.00   100.00
60 Month Interest-Only         255    79,743,272       71.29     6.899       708      312,719     78.06     0.00   100.00
120 Month Interest-Only          1       406,400        0.36     6.990       755      406,400     80.00     0.00   100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=========================================================================================================================

ADJUSTMENT TYPE

                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                 NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------

ARM                    388  $106,556,514       95.26%    7.006%      703     $274,630     77.96%    0.00%   75.13%
Fixed Rate              57     5,303,854        4.74     8.609       695       93,050     83.57     0.00    10.06
-----------------------------------------------------------------------------------------------------------------
TOTAL:                 445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=================================================================================================================

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------

Arizona                         10    $1,923,647        1.72%    7.402%      672     $192,365     74.30%    0.00%    6.83%
Arkansas                         1        91,441        0.08     6.750       766       91,441     80.00     0.00     0.00
California                     271    82,220,570       73.50     6.993       704      303,397     77.93     0.00    83.28
Colorado                         8     1,263,464        1.13     6.807       705      157,933     80.83     0.00    72.55
Florida                         42     7,835,950        7.01     7.284       704      186,570     79.86     0.00    44.96
Georgia                          8     1,159,025        1.04     7.977       675      144,878     76.42     0.00    34.03
Idaho                            8     1,143,916        1.02     7.047       711      142,990     76.76     0.00    49.27
Iowa                             1        82,653        0.07     6.625       753       82,653     80.00     0.00     0.00
Kansas                           3       432,261        0.39     6.922       722      144,087     81.67     0.00    37.11
Kentucky                         1       157,242        0.14     7.990       662      157,242     90.00     0.00     0.00
Michigan                        15     2,086,055        1.86     7.896       708      139,070     82.02     0.00    33.84
Minnesota                        6       856,482        0.77     7.276       658      142,747     82.43     0.00    42.69
Missouri                         3       317,997        0.28     8.337       708      105,999     76.70     0.00     0.00
Montana                          1       144,380        0.13     8.875       681      144,380     95.00     0.00     0.00
Nevada                          14     2,930,842        2.62     7.348       688      209,346     78.84     0.00    62.84
Ohio                             4       587,701        0.53     6.824       703      146,925     80.00     0.00    68.67
Oregon                          17     3,206,805        2.87     6.742       714      188,636     76.65     0.00    55.37
South Carolina                   1       247,871        0.22     9.250       655      247,871     80.00     0.00     0.00
Utah                             7       989,018        0.88     6.804       706      141,288     78.23     0.00    16.30
Washington                      21     3,772,334        3.37     7.526       705      179,635     79.19     0.00    26.96
Wisconsin                        3       410,713        0.37     8.182       688      136,904     81.13     0.00    37.96
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=========================================================================================================================

(1) No more than approximately 4.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------------

10.01% to 20.00%              1       $89,917        0.08%    6.375%      690      $89,917     18.00%    0.00%    0.00%
20.01% to 30.00%              2       209,747        0.19     7.496       604      104,874     29.18     0.00     0.00
30.01% to 40.00%              2       214,906        0.19     8.158       616      107,453     35.24     0.00    46.53
40.01% to 50.00%              3       565,616        0.51     7.716       596      188,539     46.77     0.00    22.45
50.01% to 60.00%              6     1,232,405        1.10     7.171       675      205,401     56.09     0.00    53.88
60.01% to 70.00%             18     4,179,859        3.74     7.865       637      232,214     67.78     0.00    37.78
70.01% to 75.00%             90    26,922,272       24.07     7.018       684      299,136     74.78     0.00    80.02
75.01% to 80.00%            267    73,950,760       66.11     6.910       716      276,969     79.99     0.00    76.50
80.01% to 85.00%              4       692,064        0.62     9.228       624      173,016     85.00     0.00     0.00
85.01% to 90.00%              8       770,150        0.69     8.447       703       96,269     90.00     0.00     0.00
90.01% to 95.00%              3       458,856        0.41     8.575       727      152,952     93.34     0.00     0.00
95.01% to 100.00%            41     2,573,816        2.30     9.871       706       62,776     99.99     0.00     0.00
----------------------------------------------------------------------------------------------------------------------
TOTAL:                      445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
======================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.00% to 100.00% . With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.26% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.58% . The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.26% .


LOAN PURPOSE

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE           LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------

Purchase                   368   $95,745,118       85.59%    7.007%      709     $260,177     79.38%    0.00%   75.41%
Equity Refinance            73    15,501,503       13.86     7.512       669      212,349     71.49     0.00    53.35
Rate/Term Refinance          4       613,747        0.55     7.951       623      153,437     69.73     0.00    19.81
---------------------------------------------------------------------------------------------------------------------
TOTAL:                     445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=====================================================================================================================


PROPERTY TYPE

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------------

Single Family                   323   $83,065,551       74.26%    7.065%      703     $257,169     78.09%    0.00%   73.66%
Planned Unit Development         66    16,207,314       14.49     7.030       702      245,565     78.57     0.00    64.11
Condominium                      38     7,517,146        6.72     7.299       704      197,820     79.18     0.00    68.33
2-4 Family                       18     5,070,357        4.53     7.194       702      281,687     78.03     0.00    76.38
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
==========================================================================================================================

DOCUMENTATION

                            AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
               NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------

Stated Income        445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
---------------------------------------------------------------------------------------------------------------
TOTAL:               445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
===============================================================================================================

OCCUPANCY

                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------

Primary            434  $109,895,453       98.24%    7.061%      703     $253,215     78.27%    0.00%   72.53%
Investment           9     1,597,728        1.43     8.438       711      177,525     76.69     0.00    47.22
Second Home          2       367,187        0.33     7.447       680      183,593     73.58     0.00    35.81
-------------------------------------------------------------------------------------------------------------
TOTAL:             445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=============================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------

1                         228   $61,507,921       54.99%    7.240%      699     $269,772     77.46%    0.00%   67.43%
2                         174    37,990,910       33.96     7.035       708      218,339     79.35     0.00    72.67
3                          35    10,536,738        9.42     6.479       707      301,050     78.40     0.00    95.61
4                           1       450,000        0.40     5.990       764      450,000     72.00     0.00   100.00
5                           6     1,320,798        1.18     6.136       717      220,133     81.72     0.00    74.05
6                           1        54,002        0.05     9.625       695       54,002     99.63     0.00     0.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                    445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
====================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM           LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------

None                        30    $5,398,422        4.83%    8.147%      675     $179,947     79.09%    0.00%   30.78%
6 Months                     2       396,187        0.35     6.551       728      198,093     80.00     0.00    40.49
12 Months                   24     7,554,012        6.75     7.227       711      314,751     78.40     0.00    91.67
24 Months                  273    68,222,669       60.99     6.998       705      249,900     78.54     0.00    75.06
36 Months                  116    30,289,078       27.08     7.051       702      261,113     77.31     0.00    68.12
---------------------------------------------------------------------------------------------------------------------
TOTAL:                     445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
=====================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------

501 to 525                      2      $553,321        0.49%    7.527%      525     $276,661     75.00%    0.00%   60.72%
526 to 550                      1       236,704        0.21     8.375       545      236,704     59.25     0.00     0.00
551 to 575                      6     1,466,387        1.31     8.315       568      244,398     61.27     0.00     0.00
576 to 600                      5       987,808        0.88     8.272       593      197,562     69.49     0.00    71.07
601 to 625                     10     2,049,450        1.83     8.242       613      204,945     74.55     0.00     8.86
626 to 650                     28     5,637,050        5.04     7.667       640      201,323     75.40     0.00    67.42
651 to 675                     60    13,013,858       11.63     7.563       663      216,898     77.21     0.00    56.08
676 to 700                    104    27,068,499       24.20     7.060       688      260,274     77.74     0.00    77.03
701 to 725                    104    27,490,416       24.58     6.840       711      264,331     79.44     0.00    80.67
726 to 750                     62    16,640,982       14.88     6.893       738      268,403     79.90     0.00    82.05
751 to 775                     43    10,241,592        9.16     6.792       758      238,177     80.20     0.00    61.08
776 to 800                     19     6,314,442        5.64     6.757       785      332,339     79.53     0.00    84.49
801 to 825                      1       159,859        0.14     6.625       810      159,859     80.00     0.00     0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                        445  $111,860,368      100.00%    7.082%      703     $251,372     78.23%    0.00%   72.04%
========================================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 703.


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------

4.001% to 4.500%                1      $250,000        0.23%    5.500%      735     $250,000     80.00%    0.00%  100.00%
4.501% to 5.000%               10     2,337,530        2.19     5.903       708      233,753     80.00     0.00    53.12
5.001% to 5.500%               61    18,103,872       16.99     6.402       722      296,785     78.24     0.00    80.18
5.501% to 6.000%              130    36,269,189       34.04     6.724       716      278,994     78.05     0.00    78.64
6.001% to 6.500%               86    25,311,587       23.75     7.060       705      294,321     77.92     0.00    82.66
6.501% to 7.000%               60    15,778,207       14.81     7.622       676      262,970     77.36     0.00    71.99
7.001% to 7.500%               23     5,557,419        5.22     8.143       664      241,627     77.48     0.00    53.36
7.501% to 8.000%                8     1,269,624        1.19     8.947       629      158,703     78.40     0.00    14.07
8.001% to 8.500%                7     1,287,111        1.21     9.305       637      183,873     73.71     0.00     7.77
8.501% to 9.000%                1       236,934        0.22     9.875       618      236,934     85.00     0.00     0.00
9.501% to 10.000%               1       155,042        0.15    10.750       720      155,042    100.00     0.00     0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                        388  $106,556,514      100.00%    7.006%      703     $274,630     77.96%    0.00%   75.13%
========================================================================================================================

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.132% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------

11.001% to 11.500%          1      $250,000        0.23%    5.500%      735     $250,000     80.00%    0.00%  100.00%
11.501% to 12.000%         13     3,529,091        3.31     5.924       720      271,469     78.98     0.00    61.05
12.001% to 12.500%         80    24,596,581       23.08     6.401       725      307,457     78.15     0.00    81.47
12.501% to 13.000%        146    41,178,395       38.64     6.827       712      282,044     78.22     0.00    82.18
13.001% to 13.500%         61    17,065,262       16.02     7.271       698      279,758     77.42     0.00    79.20
13.501% to 14.000%         51    13,155,507       12.35     7.777       665      257,951     77.20     0.00    58.84
14.001% to 14.500%         19     3,832,969        3.60     8.322       664      201,735     77.94     0.00    58.34
14.501% to 15.000%          8     1,269,624        1.19     8.947       629      158,703     78.40     0.00    14.07
15.001% to 15.500%          7     1,287,111        1.21     9.305       637      183,873     73.71     0.00     7.77
15.501% to 16.000%          1       236,934        0.22     9.875       618      236,934     85.00     0.00     0.00
16.501% to 17.000%          1       155,042        0.15    10.750       720      155,042    100.00     0.00     0.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                    388  $106,556,514      100.00%    7.006%      703     $274,630     77.96%    0.00%   75.13%
====================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.010% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                 NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
NEXT RATE         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------

August 2007              4    $1,070,322        1.00%    5.866%      715     $267,581     80.00%    0.00%   91.37%
September 2007           1       450,000        0.42     5.990       764      450,000     72.00     0.00   100.00
October 2007            28     8,825,488        8.28     6.439       702      315,196     77.98     0.00    96.70
November 2007          109    29,451,946       27.64     6.878       703      270,201     78.43     0.00    79.29
December 2007          184    51,665,457       48.49     7.156       702      280,791     77.83     0.00    76.29
August 2008              1       136,792        0.13     5.875       704      136,792     79.99     0.00     0.00
October 2008             5     1,519,914        1.43     6.546       736      303,983     80.00     0.00    91.92
November 2008            9     2,186,697        2.05     6.711       712      242,966     74.18     0.00    78.74
December 2008           30     7,583,389        7.12     7.520       690      252,780     78.09     0.00    25.71
October 2010             1       143,200        0.13     6.999       710      143,200     80.00     0.00   100.00
November 2010           12     2,377,725        2.23     6.685       749      198,144     76.48     0.00    70.61
December 2010            3       837,622        0.79     7.396       728      279,207     81.93     0.00    51.57
December 2012            1       307,962        0.29     9.250       563      307,962     70.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:                 388  $106,556,514      100.00%    7.006%      703     $274,630     77.96%    0.00%   75.13%
=================================================================================================================
